UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  May 13, 2021

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, the Company announced that Mr. Chad Summers, the Company’s current Vice-President of Business Development, has been named President of Jewett-Cameron. Mr. Summers assumes the role from current President/CEO and Director Charlie Hopewell who has voluntarily decided to transition from his current executive positions to continue as Board Chair and Director effective January 1, 2022.

Item 9.01 Financial Statements and Exhibits.

As described in Item 8.01 of this Current Report on Form 8-K, the following Exhibit is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)      Exhibits

Exhibit No.

Description

99.1

News release dated May 13, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: May 17, 2021	By: /s/ “Charles Hopewell”
Name: Charles Hopewell, Title: Chief Executive Officer/CFO/Director